Exhibit 10.1

Purchase and Sale Contract

Chailease Finance Co., Ltd. (CFC)	(hereinafter referred to as "Party A")

Contracting Party Applied Optoelectronics, Inc. Taiwan Branch(hereinafter referred to as "Party B")

WHEREAS in consideration of the following Subject Matter purchased by Party A from Party B, the Parties agree to enter into the Agreement as follows:

Section 1 Subject Matter, Specifications, and Quantity:

Name, Label, Specification, Type, Quantity, and Unit

Lens Bonder	FLB4450	FourTechnos	1
Auto-Die Bonder	FT-4110	FourTechnos	1
VCSEL PD IC Bonder	FDB4300	FourTechnos	1
Diebonder	FT-4110	FourTechnos	1
BERT	MP1800A	Anritsu	1
MRSI-605 Ultra-Precision Assembly Workcell	MRSI-605	MRSI	1
FINERLACER@lambda	lambda	FINEPLACER	1
Nd-Yag Laser Welding System / YS-1100	ADST		1
Nd-Yag Laser Welding System / YS-800	ADST		1
Nd-Yag Laser Welding System / YS-1100	ADST		1
Nd-Yag Laser Welding System / YS-800	ADST		1
Nd-Yag Laser Welding System / YS-1100	ADST		1
Nd-Yag Laser Welding System / YS-1100	ADST		1
Nd-Yag Laser Welding System / YS-800	ADST		1
Nd-Yag Laser Welding System / YS-1100	ADST		1
Nd-Yag Laser Welding System / YS-1100	ADST		1
VNA	MS4645B	Anritsu	1
AA-ARSL-100	AA-ARSL-100	Aurotek	1
AA-ARSL-100	AA-ARSL-100	Aurotek	1
Laser_welder	AA-ARSL-100	Aurotek	1
Laser_welder	AA-ARSL-100	Aurotek	1
Laser_welder	AA-ARSL-100	Aurotek	1
Laser_welder	YS-800	ADST	1
Laser_welder	YS-800	ADST	1
Laser_welder	YS-800	ADST	1
Laser_welder	YS-800	ADST	1
Laser_welder	AA-ARSL-100	Aurotek	1
Laser_welder	YS-1100	ADST	1
Laser_welder	YS-800	ADST	1
Laser_welder	YS-800	ADST	1
Laser_welder	YS-800	ADST	1
AA-ASL-100	AA-ARSL-100	Aurotek	1
AA-ASL-100	AA-ARSL-100	Aurotek	1

1

Section 2 Contract Price: New Taiwan Dollar 180,148,532, Tax not Included

Section 3 Place of delivery: upon the date of signing, title to the Subject Matter shall be transferred to Party A, provided that the Subject matter is still under Party B's possession or delivered to any third party designated by Party A; and any expense for its installation and transportation shall be at Party B's expense.

Section 4 Payment: upon transfer of the Subject Matter to Party A, Party A shall make payment of goods to Party B or any third party designated by Party B.

Section 5 Party B agrees that, upon close of sale of the Subject Matter, in case of any defect or nonconforming in its design or manufacture, resulting in loss of general or desired utility or malfunction, Party B will repair it at its own expense without any dispute.

Section 6 Party B warrants that the title to the Subject Matter belongs to party B without any mortgage, conditional sale, interest in possession trust, or any other encumbrance created by any third party, or any involvement in any other liability, if the warranty is breached, Party B shall assume all civil or criminal liability.

Section 7 Party B warrants that, selling of the Subject Matter to Party A must be in compliance with Section 185.1.2 of the Company Act, which provides that such action requires attendance of shareholders representing more than two thirds of total shares issued at the annual general meeting and consent of more than half of voting rights by shareholders present or, in case of a public-listed company, attendance of shareholders representing more than half of total shares issued and consent of more than two thirds of voting rights by shareholders present.

Section 8 In witness whereof, this Agreement is executed in duplicate and the Parties each are provided with one copy.

Section 9 In case of any dispute arising out of the Agreement, the Parties agree to accept Taiwan District Court as the trial court.

Contracting Parties

Party A: Chailease Finance Co., Ltd.

Legal Representative:

Party B: Proxy:

Year of Republic of China

Repurchase after Sale (L08) / Lease back after Sale (L08) /2014.01